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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 13, 2001 relating to the financial statements and financial statement schedule of Puget Energy, Inc., which appears in Puget Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

PRICEWATERHOUSECOOPERS L.L.P.

Seattle, Washington
January 7, 2002